                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2005

                              SUNTRUST BANKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          GEORGIA                     001-08918                58-1575035
(STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

    303 PEACHTREE ST., N.E., ATLANTA, GEORGIA                    30308
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

Registrant's telephone number, including area code (404) 588-7711

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT FOR A REGISTRANT.

On May 25, 2005 SunTrust Bank, our principal banking subsidiary, issued $200 million in aggregate principal amount of 4.55% Fixed Rate Senior Global Bank
Notes due 2009 (the "Fixed Rate Notes"). The Fixed Rate Notes were issued to purchasers at a price of 99.924%, resulting in proceeds to SunTrust Bank, after dealer discount, of $199,548, 000. The Fixed Rate Notes are redeemable, in whole or in part, by SunTrust Bank on May 25, 2007 and on each interest payment date thereafter at a redemption price of 100% of the principal amount of the notes being redeemed together with accrued and unpaid interest. The Fixed Rate Notes are not subject to repayment at the option of the holder prior to maturity.

On May 25, 2005 SunTrust Bank also issued $400 million in aggregate principal amount of Floating Rate Senior Global Bank Notes due 2009 (the "Floating Rate
Notes"). SunTrust Bank pays interest on the Floating Rate Notes at the rate of
3-month LIBOR plus 10 basis points. The Floating Rate Notes were issued to purchasers at a price of 100%, resulting in proceeds to SunTrust Bank, after dealer discount, of $399,400,000. The Floating Rate Notes are not redeemable by
SunTrust Bank (except in certain limited events) or subject to repayment at the option of the holder prior to maturity.

The Fixed Rate Notes and Floating Rate Notes were issued as part of this program established November 8, 2000 and amended March 31, 2004 under which SunTrust
Bank may offer up to $20 billion in senior and subordinated unsecured debt obligations. With the issuance of the Fixed Rate Notes and the Floating Rate
Notes, the cumulative balance of outstanding notes under the program is
$6,850,000,000.

The Distribution Agreement and the Global Agency Agreement relating to the program, under which the Fixed Rate Notes and the Floating Rate Notes were issued are filed as exhibits hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1     Amended and Restated Distribution Agreement dated March 31, 2004 among
         SunTrust Bank and the Distribution Agents.
99.2     Amended and Restated Global Agency Agreement dated as of March 31, 2004 among SunTrust Bank, Deutsche Bank Trust Company Americas, Deutsche
         Bank AG London, Deutsche Bank Luxembourg S.A., and Kredietbank S.A.
         Luxembourgeoise.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SUNTRUST BANKS, INC.
                                        (Registrant)

Date: May 25, 2005                  By: /s/ Kimberly N. Rhodes
                                        ----------------------
                                        Kimberly N. Rhodes
                                        First Vice President and Senior Attorney